UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square SSI Alternative Income Fund
(Class I: PSCIX)
(Class A: PSCAX)

ANNUAL REPORT
March 31, 2015

Palmer Square SSI Alternative Income Fund
a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	32
Supplemental Information	33
Expense Example	36

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square SSI Alternative Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square SSI Alternative Income Fund

March 2015

The Palmer Square SSI Alternative Income Fund ("PSCIX" or the "Fund") returned -1.25% (net of fees) for the twelve month period from 04/31/2014 to 03/31/2015. Since the inception of the Fund, May 25, 2012, the Fund has continued its history of generating what we believe are attractive returns with low volatility of 1.75% (as defined by standard deviation) and beta of 0.08 to the S&P 500. Recent performance versus the Fund's benchmark is listed below:

Fund Performance Net of Fees

	As of 3/31/2015
	March	Q1 2015	1 Year	2 Years	Since Inception Annualized
PSCIX	0.10%	0.61%	-1.25%	0.19%	1.59%
PSCAX	0.20%	0.61%	-1.40%	-0.06%	1.40%
Maximum Sales Load (A Share)	-5.52%	-5.16%	-7.09%	-2.96%	-0.68%
Citigroup 3-month T-Bill Index	0.00%	0.01%	0.03%	0.04%	0.05%

Class I shares - Annual Expense Ratio: Gross 2.08% /Net 2.10% /Expense Cap 1.49%. Class A shares - Annual Expense Ratio: Gross 2.33% /Net 2.35% /Expense Cap 1.74% /Maximum Sales Load 5.75%

The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding shareholder servicing plan fees, acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.74% and 1.49% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively. This agreement is effective until July 31,2015, and it may be terminated before that date only by Trust's Board of Trustees. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Please find below key details about the Fund's portfolio holdings and sector allocations:

Exhibit 1 - Portfolio Characteristics
Key Strategy Attributes	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Number of Positions	115	121	112	105
Average Hedge Ratio*	69%	65%	65%	56%
Average Conversion Premium*	27.6%	37.6%	32.6%	46.7%
Median Issue Size	$250M	$250M	$250M	$245M
Average Percentage Below Theoretical (Fair) Value*	2.02%	2.68%	4.13%	4.25%

Exhibit 2 - Sector Allocation (%)
Key Strategy Attributes	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Information Technology	26%	30%	29%	24%
Financials	19%	20%	22%	24%
Health Care	12%	12%	15%	16%
Industrials	9%	8%	10%	7%
Consumer Discretionary	10%	9%	8%	7%
Consumer Staples	5%	4%	7%	7%
Energy	12%	12%	3%	7%
Materials	6%	5%	4%	5%
Telecommunication Services	-	1%	2%	2%

*	See 'Notes' for term definitions. Portfolio composition will change due to ongoing management of the Fund. Sector references should not be construed as recommendations by the Fund, its Advisor or Distributor.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Market Viewpoint

After a somewhat tumultuous 2014, driven largely by the collapse in oil prices in Q4 2014, markets regained some stability in the first quarter of 2015. The economy grew, although at a moderate pace. While economic growth was somewhat average to disappointing, there were fringe benefits that came with it. The Fed signaled that interest rate hikes would most likely not occur until later this year and that highly supportive monetary policy would continue. The Treasury market was sanguine against this backdrop of moderate growth and low inflation. The 10-year Treasury yield ended the first quarter at 1.92%, down from 2.17% at year end.

Credit markets were assisted by stabilizing oil prices. Both spot WTI and Brent oil finished the first quarter above December and January lows, following a sharp downtrend in the fourth quarter of 2014. The fundamental catalyst was a sharp reduction in rig counts and capex budgets by oil producers. In addition, many believe domestic shale oil production in North Dakota and Texas is showing indications of peaking somewhat earlier this year than expected. Given the high cost of shale production and the steep depletion rates of shale wells, research shows domestic production could continue declining until oil prices move substantially higher.

Driven by a commitment to "quantitative easing" in the Eurozone, the U.S. dollar continued its advance and rose sharply in the first quarter. A strong dollar represents a headwind to the earnings of large multinational companies, which we believe is a legitimate concern for equity investors. At the same time, a strong dollar generally acts as a barometer of domestic economic strength. In many past periods of a strong dollar, equities have typically generated positive returns. Given the backdrop of positive GDP growth, low inflation, supportive Fed policy, and a strengthening Eurozone economy, we believe the positives for equities seem likely to outweigh the earnings headwinds from the strong dollar.

Performance Review

After a slow 2014, coupled with a slow start in January, the Fund's performance picked up during the first quarter aided by the new issue market, favorable corporate actions, gamma trading and credit improvement. Issuance for the quarter totaled over $15 billion, the highest in seven years.

The Investment Team's strategy has been to focus on improving the income profile of the Fund. At the end of the first quarter, the yield-to-best of the average holding improved to over 4%, providing what we believe to be a solid base of cash flow in a low interest rate environment. We feel the convertible market remains cyclically cheap to theoretical value, with the average position trading at a 4% discount to fair value. We believe volatility has been moderate and supportive of earning additional gains from trading around equity volatility. Relative to the defensive and cautious stance the Investment Team began 2015 with, the strategy is now fully invested and the Investment Team finds the outlook and opportunity set encouraging.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

Average Conversion Premium - The average amount by which the price of a convertible security exceeds the current market value of the common stock into which it may be converted. Average Hedge Ratio - The average of a ratio of the value of the proportion of a position that is hedged to the value of the entire position. A hedge ratio shows how exposed an investment is to risk. Average Percentage Below Theoretical (Fair) Value - The average percentage below the calculated price at which a security should sell. Beta - Describes an investment's volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ’the equity market' and it has a beta of 1.0.

Citigroup 3-Month T-Bill Index - This index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Indexes consist of the last three three-month Treasury bill issues. S&P 500 - An unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. It is not possible to invest directly in an index.

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management's services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Past performance does not guarantee future results. Funds seeking absolute return are not designed to outperform stocks and bonds in strong markets. Asset allocation decisions may not always be correct and may adversely affect Fund performance.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on a convertible security's investment value. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. The use of leverage can magnify the changes in the Fund's value and make the fund more volatile. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is actively managed and may experience high turnover. This may cause higher fees, expenses and taxes, which could detract from Fund performance. The Fund is new and has a limited history of operations.

The strategy allocation shown is used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Both strategy and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on strategy allocation and exposures are estimates and provided for illustrative purposes only. Allocation figures may not sum to 100%.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund's investment objective will be met.

Positions shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these positions will prove to be profitable or that the Fund's investment objective will be met. Please note that these positions were selected by Palmer Square. The above does not represent a full portfolio. Accordingly, no inference as it pertains to performance or otherwise should be drawn from the selected positions. There can be no assurance that the Fund will be able to achieve comparable results or that the Fund will be able to implement its investment strategy or achieve its investment objectives. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. The views expressed herein are those of Palmer Square and are for informational purposes only. There is no guarantee that the views and opinions expressed in this letter will come to pass.

Palmer Square Capital Management LLC ("Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply any level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www. adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC	2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square SSI Alternative Income Fund
FUND PERFORMANCE at March 31, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Citigroup 3-Month T-Bill Index. Results include the reinvestment of all dividends and capital gains.

The Citigroup 3-Month T-Bill Index measures monthly return equivalents of yield averages that are not marked to market. Performance for this Index is not available from May 25, 2012 (the Fund’s inception date). Therefore, its performance in the graph is shown from May 31, 2012. The index does not reflect expenses, fees or sales charge, which would lower performance. The Index is unmanaged and it is not available for investment.

Average Annual Total Returns as of March 31, 2015	1 Year	2 Years	Since Inception*
Before deducting maximum sales charge
Class A¹	-1.40%	-0.06%	1.40%
Class I²	-1.25%	0.19%	1.59%
After deducting maximum sales charge
Class A¹	-7.09%	-2.96%	-0.68%
Citigroup 3-Month T-Bill Index	0.03%	0.04%	0.05%

*	Class A shares and Class I shares commenced operations on May 25, 2012.
[1]	Maximum sales charge for Class A shares is 5.75%. No deferred sales charge will be imposed on any purchases.
[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross Expense ratio for Class A shares was 2.33% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.35%. For Class I shares, Gross Expense ratio was 2.08% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.10%. These were the amounts stated in the current prospectus. The Advisor and Sub-Advisor’s contractual agreement to waive their fees and/or pay for expenses is in effect until July 31, 2015. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2015

Principal Amount		Value

	CORPORATE BONDS – 66.6%
	BASIC MATERIALS – 3.4%
$5,495,000	B2Gold Corp. (Canada) 3.250%, 10/1/2018[1,2,3]	$4,790,953
2,843,000	Detour Gold Corp. (Canada) 5.500%, 11/30/2017[1,2]	2,718,619
2,773,000	Horsehead Holding Corp. 3.800%, 7/1/2017[2]	2,960,177
4,199,000	Stillwater Mining Co. 1.750%, 10/15/2032[2,4]	4,807,855
		15,277,604
	COMMUNICATIONS – 10.2%
5,029,000	51job, Inc. (Cayman Islands) 3.250%, 4/15/2019[1,2,5]	5,060,431
4,506,000	Blucora, Inc. 4.250%, 4/1/2019[2,3,4]	4,210,294
3,320,000	Ciena Corp. 4.000%, 12/15/2020[2,3]	4,235,075
2,118,000	Global Eagle Entertainment, Inc. 2.750%, 2/15/2035[2,4,5]	2,080,935
5,635,000	Qihoo 360 Technology Co., Ltd. (Cayman Islands) 2.500%, 9/15/2018[1,2]	5,363,816
3,204,000	SINA Corp. (Cayman Islands) 1.000%, 12/1/2018[1,2]	2,923,650
6,105,000	Twitter, Inc. 1.000%, 9/15/2021[2,5]	5,967,637
1,466,000	Vipshop Holdings Ltd. (Cayman Islands) 1.500%, 3/15/2019[1,2]	2,297,039
5,133,000	Web.com Group, Inc. 1.000%, 8/15/2018[2]	4,754,441
2,999,000	WebMD Health Corp. 1.500%, 12/1/2020[2,3]	3,177,066
2,377,000	Yandex N.V. (Netherlands) 1.125%, 12/15/2018[1,2,3]	1,971,424
4,518,000	YY, Inc. (Cayman Islands) 2.250%, 4/1/2019[1,2,5]	4,156,560
		46,198,368
	CONSUMER, CYCLICAL – 7.7%
1,489,000	Callaway Golf Co. 3.750%, 8/15/2019[2,3,4]	1,914,296
1,726,000	Iconix Brand Group, Inc. 2.500%, 6/1/2016[2]	2,018,341
3,002,000	Meritage Homes Corp. 1.875%, 9/15/2032[2,4]	3,223,398

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER, CYCLICAL (Continued)
$3,112,000	Meritor, Inc. 7.875%, 3/1/2026[2,3,4]	$4,666,055
6,087,000	Navistar International Corp. 4.500%, 10/15/2018[2,3]	5,436,452
10,161,000	Tesla Motors, Inc. 1.250%, 3/1/2021[2,3]	8,560,642
5,075,000	TiVo, Inc. 2.000%, 10/1/2021[2,5]	4,773,672
3,299,000	Wabash National Corp. 3.375%, 5/1/2018[2]	4,494,887
		35,087,743
	CONSUMER, NON-CYCLICAL – 12.2%
4,674,000	Acorda Therapeutics, Inc. 1.750%, 6/15/2021[2,3]	4,808,377
1,970,000	Albany Molecular Research, Inc. 2.250%, 11/15/2018[2,3]	2,517,906
2,129,000	Ascent Capital Group, Inc. 4.000%, 7/15/2020[2]	1,616,709
2,406,000	Chiquita Brands International, Inc. 4.250%, 8/15/2016[2]	2,404,496
3,381,000	Depomed, Inc. 2.500%, 9/1/2021[2,3]	4,477,712
4,056,000	IGI Laboratories, Inc. 3.750%, 12/15/2019[2,5]	4,066,140
3,558,000	Isis Pharmaceuticals, Inc. 1.000%, 11/15/2021[2,3,5]	4,149,518
1,552,000	Ligand Pharmaceuticals, Inc. 0.750%, 8/15/2019[2,5]	1,889,560
5,448,000	Medicines Co. 2.500%, 1/15/2022[2,5]	5,894,055
3,201,000	Monster Worldwide, Inc. 3.500%, 10/15/2019[2,5]	4,367,364
13,000	PHH Corp. 6.000%, 6/15/2017[2]	25,789
3,987,000	Quidel Corp. 3.250%, 12/15/2020[2,3]	4,345,830
3,976,000	ServiceSource International, Inc. 1.500%, 8/1/2018[2,3]	2,944,725
4,094,000	Spectranetics Corp. 2.625%, 6/1/2034[2,4]	5,314,524
3,279,000	Spectrum Pharmaceuticals, Inc. 2.750%, 12/15/2018[2,3]	3,014,631

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$3,600,000	Wright Medical Group, Inc. 2.000%, 2/15/2020[2,5]	$3,813,750
		55,651,086
	ENERGY – 8.4%
9,326,000	Cheniere Energy, Inc. 4.250%, 3/15/2045[2,3,4]	7,758,066
2,638,000	Chesapeake Energy Corp. 2.250%, 12/15/2038[2,4]	2,407,175
3,003,000	Cobalt International Energy, Inc. 3.125%, 5/15/2024[2]	2,227,851
3,137,000	Newpark Resources, Inc. 4.000%, 10/1/2017[2]	3,550,692
5,801,000	SEACOR Holdings, Inc. 3.000%, 11/15/2028[2,3,4]	5,064,998
2,995,000	Stone Energy Corp. 1.750%, 3/1/2017[2]	2,714,219
5,142,000	SunEdison, Inc. 2.375%, 4/15/2022[2,3,5]	6,054,705
7,744,000	Whiting Petroleum Corp. 1.250%, 4/1/2020[2,3,5]	8,213,480
		37,991,186
	FINANCIAL – 12.4%
3,418,000	American Residential Properties OP LP 3.250%, 11/15/2018[2,3,5]	3,509,859
1,012,000	AmTrust Financial Services, Inc. 5.500%, 12/15/2021[2]	2,226,400
4,335,000	Apollo Commercial Real Estate Finance, Inc. 5.500%, 3/15/2019[2]	4,386,500
6,106,000	Encore Capital Group, Inc. 3.000%, 7/1/2020[2,3]	6,609,745
3,222,000	Forestar Group, Inc. 3.750%, 3/1/2020[2]	3,040,762
3,930,000	IAS Operating Partnership LP 5.000%, 3/15/2018[2,5]	3,792,450
5,678,000	MGIC Investment Corp. 9.000%, 4/1/2063[2,5]	7,250,096
5,170,000	Pennymac Corp. 5.375%, 5/1/2020[2,3]	5,001,975
4,360,000	PRA Group, Inc. 3.000%, 8/1/2020[2]	4,719,700
2,789,000	Prospect Capital Corp. 5.750%, 3/15/2018[2]	2,858,725

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIAL (Continued)
$4,251,000	RAIT Financial Trust 4.000%, 10/1/2033[2,3,4]	$3,645,232
3,233,000	Redwood Trust, Inc. 4.625%, 4/15/2018[2]	3,214,814
1,650,000	Resource Capital Corp. 8.000%, 1/15/2020[2]	1,590,188
4,852,000	Starwood Waypoint Residential Trust 3.000%, 7/1/2019[2,3,5]	4,715,562
		56,562,008
	INDUSTRIAL – 6.4%
4,200,000	Abengoa S.A. (Spain) 5.125%, 3/5/2017[1,2,3,5]	4,226,250
2,449,000	Aegean Marine Petroleum Network, Inc. (Marshall Islands) 4.000%, 11/1/2018[1,2,3]	2,967,882
1,795,000	Canadian Solar, Inc. (Canada) 4.250%, 2/15/2019[1,2]	1,880,263
2,661,000	Cemex S.A.B. de C.V. (Mexico) 3.750%, 3/15/2018[1,2]	3,156,611
4,708,000	General Cable Corp. 4.500%, 11/15/2029[2,6]	3,751,687
4,728,000	TTM Technologies, Inc. 1.750%, 12/15/2020[2]	5,197,845
4,075,000	UTi Worldwide, Inc. (Virgin Islands (British)) 4.500%, 3/1/2019[1,2,3]	4,589,469
2,738,000	Vishay Intertechnology, Inc. 2.250%, 6/1/2042[2,5]	3,420,789
		29,190,796
	TECHNOLOGY – 5.4%
4,159,000	Bottomline Technologies de, Inc. 1.500%, 12/1/2017[2]	4,613,891
1,485,000	Dealertrack Technologies, Inc. 1.500%, 3/15/2017[2,3]	1,769,006
1,850,000	Envestnet, Inc. 1.750%, 12/15/2019[2]	2,056,969
5,537,000	Microchip Technology, Inc. 1.625%, 2/15/2025[2,3,5]	5,775,783
2,741,000	Micron Technology, Inc. 3.000%, 11/15/2043[2,3,4]	3,044,223
1,634,000	Proofpoint, Inc. 1.250%, 12/15/2018[2,3]	2,611,336

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$4,327,000	PROS Holdings, Inc. 2.000%, 12/1/2019[2,3,5]	$4,467,628
		24,338,836
	UTILITIES – 0.5%
2,906,000	EnerNOC, Inc. 2.250%, 8/15/2019[2,5]	2,146,808

	TOTAL CORPORATE BONDS (Cost $298,618,881)	302,444,435

Number of Shares

	PREFERRED STOCKS – 29.3%
	COMMUNICATIONS – 2.1%
7,448	Iridium Communications, Inc. 6.750%, 12/31/2049[2,3]	2,639,199
118,223	T-Mobile US, Inc. 5.500%, 12/15/2017[2]	6,953,286
		9,592,485
	CONSUMER, CYCLICAL – 2.1%
3,529	Barnes & Noble, Inc. 7.750%, 8/18/2021[2,4,5]	5,111,095
33,327	William Lyon Homes 6.500%, 12/1/2017[2]	4,310,181
		9,421,276
	CONSUMER, NON-CYCLICAL – 10.6%
10,394	Actavis PLC (Ireland) 5.500%, 3/1/2018[1,2,3]	10,706,599
5,308	Alere, Inc. 3.000%, 12/31/2049[2]	1,803,393
71,709	Bunge Ltd. (Bermuda) 4.875%, 12/31/2049[1,2,3]	7,499,686
3,888	HealthSouth Corp. 6.500%, 12/31/2049[2]	5,791,662
2,643	Kindred Healthcare, Inc. 7.500%, 12/1/2017[2,3]	3,118,740
51,617	Post Holdings, Inc. 3.750%, 12/31/2049[2,5]	5,547,279
143,482	Tyson Foods, Inc. 4.750%, 7/15/2017[2,3]	6,946,681

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2015

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
6,270	Universal Corp. 6.750%, 12/31/2049[2,4]	$6,809,220
		48,223,260
	ENERGY – 3.6%
7,073	Chesapeake Energy Corp. 5.750%, 12/31/2049[2,3,5]	6,166,772
85,688	McDermott International, Inc. (Panama) 6.250%, 4/1/2017[1,2,3]	1,271,610
19,052	Penn Virginia Corp. 6.000%, 12/31/2049[2,5]	1,160,076
20,973	Rex Energy Corp. 6.000%, 12/31/2049[2]	932,879
135,913	Southwestern Energy Co. 6.250%, 1/15/2018[2]	6,870,402
		16,401,739
	FINANCIAL – 10.9%
213,713	Alexandria Real Estate Equities, Inc. 7.000%, 12/31/2049[2]	6,293,848
77,703	American Tower Corp. 5.500%, 2/15/2018[2,3]	7,707,361
82,963	AMG Capital Trust II 5.150%, 10/15/2037[2]	5,076,299
5,857	Bank of America Corp. 7.250%, 12/31/2049[2]	6,785,305
16,179	EPR Properties 5.750%, 12/31/2049[2]	392,988
94,559	iStar Financial, Inc. 4.500%, 12/31/2049[2,3,4]	5,336,910
29,256	KeyCorp 7.750%, 12/31/2049[2,3]	3,828,879
1,518	OFG Bancorp (Puerto Rico) 8.750%, 12/31/2049[1,2]	2,342,653
5,739	Wells Fargo & Co. 7.500%, 12/31/2049[2]	7,015,927
3,652	Wintrust Financial Corp. 5.000%, 12/31/2049[2]	4,684,603
		49,464,773

	TOTAL PREFERRED STOCKS (Cost $126,640,625)	133,103,533

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2015

Number of Shares		Value

	TOTAL INVESTMENTS – 95.9% (Cost $425,259,506)	$435,547,968
	Other Assets in Excess of Liabilities – 4.1%	18,510,465

	TOTAL NET ASSETS – 100.0%	$454,058,433

	SECURITIES SOLD SHORT – (42.5)%
	COMMON STOCKS – (42.5)%
	BASIC MATERIALS – (1.3)%
(565,110)	B2Gold Corp. (Canada)*1	$(858,967)
(2,800)	Detour Gold Corp. (Canada)*	(23,765)
(122,004)	Horsehead Holding Corp.*	(1,544,571)
(260,085)	Stillwater Mining Co.*	(3,360,298)
		(5,787,601)
	COMMUNICATIONS – (4.8)%
(69,400)	51job, Inc. - ADR (China)*1	(2,239,191)
(79,410)	Blucora, Inc.*	(1,084,741)
(93,878)	Ciena Corp.*	(1,812,784)
(64,227)	Global Eagle Entertainment, Inc.*	(854,861)
(216,340)	Iridium Communications, Inc.*	(2,100,661)
(11,606)	Qihoo 360 Technology Co., Ltd. - ADR (China)*1	(594,227)
(2,643)	SINA Corp. (China)*1	(84,999)
(169,539)	T-Mobile US, Inc.*	(5,372,691)
(45,770)	Twitter, Inc.*	(2,292,162)
(59,846)	Vipshop Holdings Ltd. - ADR (China)*1	(1,761,866)
(58,481)	Web.com Group, Inc.*	(1,108,215)
(39,005)	WebMD Health Corp.*	(1,709,784)
(6,791)	Yandex N.V. - Class A (Russia)*1	(102,986)
(16,490)	YY, Inc. - ADR (China)*1	(899,612)
		(22,018,780)
	CONSUMER, CYCLICAL – (4.7)%
(134,948)	Barnes & Noble, Inc.*	(3,205,015)
(141,749)	Callaway Golf Co.	(1,350,868)
(37,614)	Iconix Brand Group, Inc.*	(1,266,463)
(20,783)	Meritage Homes Corp.*	(1,010,885)
(205,037)	Meritor, Inc.*	(2,585,517)
(42,033)	Navistar International Corp.*	(1,239,974)
(14,113)	Tesla Motors, Inc.*	(2,664,111)
(151,876)	TiVo, Inc.*	(1,611,404)
(217,506)	Wabash National Corp.*	(3,066,835)
(131,738)	William Lyon Homes - Class A*	(3,401,475)
		(21,402,547)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2015

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL – (12.8)%
(76,242)	Acorda Therapeutics, Inc.*	$(2,537,334)
(21,828)	Actavis PLC*1	(6,496,449)
(101,479)	Albany Molecular Research, Inc.*	(1,786,030)
(23,001)	Alere, Inc.*	(1,124,749)
(10,331)	Ascent Capital Group, Inc. - Class A*	(411,277)
(44,686)	Bunge Ltd.[1]	(3,680,339)
(112,473)	Depomed, Inc.*	(2,520,520)
(101,610)	HealthSouth Corp.	(4,507,420)
(246,008)	IGI Laboratories, Inc.*	(2,007,425)
(37,260)	Isis Pharmaceuticals, Inc.*	(2,372,344)
(105,031)	Kindred Healthcare, Inc.	(2,498,687)
(14,043)	Ligand Pharmaceuticals, Inc.*	(1,082,856)
(107,448)	Medicines Co.*	(3,010,693)
(468,720)	Monster Worldwide, Inc.*	(2,971,685)
(989)	PHH Corp.*	(23,904)
(93,382)	Post Holdings, Inc.*	(4,374,013)
(90,756)	Quidel Corp.*	(2,448,597)
(38,914)	ServiceSource International, Inc.*	(120,633)
(95,006)	Spectranetics Corp.*	(3,302,409)
(155,780)	Spectrum Pharmaceuticals, Inc.*	(945,585)
(121,933)	Tyson Foods, Inc. - Class A	(4,670,034)
(77,065)	Universal Corp.	(3,634,385)
(70,794)	Wright Medical Group, Inc.*	(1,826,485)
		(58,353,853)
	ENERGY – (5.0)%
(37,141)	Cheniere Energy, Inc.*	(2,874,713)
(157,114)	Chesapeake Energy Corp.	(2,224,734)
(90,922)	Cobalt International Energy, Inc.*	(855,576)
(303,695)	McDermott International, Inc.*1	(1,166,189)
(185,398)	Newpark Resources, Inc.*	(1,688,976)
(85,807)	Penn Virginia Corp.*	(556,029)
(93,217)	Rex Energy Corp.*	(346,767)
(18,039)	SEACOR Holdings, Inc.*	(1,256,777)
(213,720)	Southwestern Energy Co.*	(4,956,167)
(3,158)	Stone Energy Corp.*	(46,360)
(156,453)	SunEdison, Inc.*	(3,754,872)
(90,813)	Whiting Petroleum Corp.*	(2,806,122)
		(22,533,282)
	FINANCIAL – (7.3)%
(6,167)	Affiliated Managers Group, Inc.*	(1,324,548)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2015

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
(26,276)	Alexandria Real Estate Equities, Inc. - REIT	$(2,576,099)
(98,213)	American Residential Properties, Inc. - REIT*	(1,766,852)
(50,070)	American Tower Corp. - REIT	(4,714,091)
(38,543)	AmTrust Financial Services, Inc.	(2,196,373)
(673)	Apollo Commercial Real Estate Finance, Inc. - REIT	(11,562)
(4,191)	Bank of America Corp.	(64,499)
(97,064)	Encore Capital Group, Inc.*	(4,036,892)
(3,754)	EPR Properties - REIT	(225,353)
(78,957)	Forestar Group, Inc.*	(1,245,152)
(355)	Invesco Mortgage Capital, Inc. - REIT	(5,513)
(322,028)	iStar Financial, Inc. - REIT*	(4,186,364)
(30,639)	KeyCorp	(433,848)
(84,222)	MGIC Investment Corp.*	(811,058)
(108,141)	OFG Bancorp (Puerto Rico)[1]	(1,764,861)
(3,413)	PennyMac Mortgage Investment Trust - REIT	(72,663)
(40,795)	PRA Group, Inc.*	(2,215,984)
(2,083)	Prospect Capital Corp.	(17,601)
(9,013)	RAIT Financial Trust - REIT	(61,829)
(1,670)	Redwood Trust, Inc. - REIT	(29,843)
(1,357)	Resource Capital Corp. - REIT	(6,161)
(74,040)	Starwood Waypoint Residential Trust - REIT	(1,913,934)
(494)	Wells Fargo & Co.	(26,874)
(73,475)	Wintrust Financial Corp.	(3,503,288)
		(33,211,242)
	INDUSTRIAL – (3.1)%
(122,174)	Aegean Marine Petroleum Network, Inc. (Greece)[1]	(1,755,640)
(20,032)	Canadian Solar, Inc. (Canada)*1	(668,868)
(191,795)	Cemex S.A.B. de C.V. - ADR (Mexico)*1	(1,816,299)
(94,478)	General Cable Corp.	(1,627,856)
(364,158)	TTM Technologies, Inc.*	(3,281,064)
(171,863)	UTi Worldwide, Inc.*1	(2,113,915)
(202,599)	Vishay Intertechnology, Inc.	(2,799,918)
		(14,063,560)
	TECHNOLOGY – (3.0)%
(84,505)	Bottomline Technologies de, Inc.*	(2,312,902)
(19,933)	Dealertrack Technologies, Inc.*	(767,819)
(19,326)	Envestnet, Inc.*	(1,083,802)
(74,697)	Microchip Technology, Inc.	(3,652,683)
(75,203)	Micron Technology, Inc.*	(2,040,257)
(28,499)	Proofpoint, Inc.*	(1,687,711)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2015

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
(78,039)	PROS Holdings, Inc.*	$(1,928,344)
		(13,473,518)
	UTILITIES – (0.5)%
(42,627)	Abengoa Yield PLC (Spain)[1]	(1,439,940)
(62,930)	EnerNOC, Inc.*	(717,402)
		(2,157,342)
	TOTAL SECURITIES SOLD SHORT (Proceeds $181,962,032)	$(193,001,725)

ADR – American Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Convertible security.
[3]	All or a portion of this security is segregated as collateral for securities sold short.
[4]	Callable.
[5]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
[6]	Variable, floating or step rate security.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2015

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at March 31, 2015	Unrealized Appreciation (Depreciation)
(19)	CBOT 10-Year U.S. Treasury Note	June 2015	$(2,432,992)	$(2,449,219)	$(16,227)

TOTAL FUTURES CONTRACTS			$(2,432,992)	$(2,449,219)	$(16,227)

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
SUMMARY OF INVESTMENTS
As of March 31, 2015

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financial	12.4%
Consumer, Non-cyclical	12.2%
Communications	10.2%
Energy	8.4%
Consumer, Cyclical	7.7%
Industrial	6.4%
Technology	5.4%
Basic Materials	3.4%
Utilities	0.5%
Total Corporate Bonds	66.6%
Preferred Stocks
Financial	10.9%
Consumer, Non-cyclical	10.6%
Energy	3.6%
Communications	2.1%
Consumer, Cyclical	2.1%
Total Preferred Stocks	29.3%
Total Investments	95.9%
Other Assets in Excess of Liabilities	4.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2015

Assets:
Investments, at value (cost $425,259,506)	$435,547,968
Foreign currency, at value (cost $27,593)	27,325
Cash	4,973,777
Cash deposited with brokers for securities sold short and futures contracts	204,887,694
Receivables:
Investment securities sold	3,448,480
Fund shares sold	57,850
Dividends and interest	3,093,451
Other assets	47
Prepaid expenses	45,904
Total assets	652,082,496

Liabilities:
Securities sold short, at value (proceeds $181,962,032)	193,001,725
Payables:
Investment securities purchased	4,026,902
Fund shares redeemed	124,638
Unrealized depreciation on open futures contracts	16,227
Subadvisory fees	384,024
Advisory fees	141,483
Shareholder servicing fees (Note 6)	77,002
Distribution fees - Class A (Note 7)	3,084
Dividends on securities sold short	108,762
Broker fees	55,302
Administration fees	29,410
Auditing fees	17,199
Fund accounting fees	12,351
Transfer agent fees and expenses	7,667
Custody fees	2,978
Trustees' fees and expenses	1,149
Chief Compliance Officer fees	1,099
Accrued other expenses	13,061
Total liabilities	198,024,063

Net Assets	$454,058,433

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$462,215,225
Accumulated net investment income	2,092,558
Accumulated net realized loss on investments, futures contracts, securities sold short and foreign currency transactions	(9,481,624)
Net unrealized appreciation (depreciation) on:
Investments	10,288,462
Futures contracts	(16,227)
Securities sold short	(11,039,693)
Foreign currency translations	(268)
Net Assets	$454,058,433

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$14,719,862
Shares outstanding	1,483,048
Redemption price	9.93
Maximum sales charge (5.75% of offering price)*	0.61
Maximum offering price to public	$10.54

Class I Shares:
Net assets applicable to shares outstanding	$439,338,571
Shares outstanding	44,202,421
Redemption price	$9.94

*	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $17,850)	$5,701,350
Interest (net of foreign witholding taxes of $3,353)	8,905,105
Total investment income	14,606,455

Expenses:
Subadvisory fees	4,975,325
Advisory fees	1,833,691
Dividends on securities sold short	1,621,096
Interest expense	1,371,744
Administration fees	338,090
Shareholder servicing fees (Note 6)	276,404
Fund accounting fees	160,132
Registration fees	108,504
Transfer agent fees and expenses	98,930
Distribution fees - Class A (Note 7)	62,815
Shareholder reporting fees	32,516
Legal fees	30,115
Custody fees	28,172
Auditing fees	17,502
Miscellaneous	17,201
Trustees' fees and expenses	8,477
Chief Compliance Officer fees	5,398
Insurance fees	3,201

Total expenses	10,989,313
Advisory fees recovered	137,872
Net expenses	11,127,185
Net investment income	3,479,270

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Securities Sold Short and Foreign Currency:
Net realized gain (loss) on:
Investments	15,196,583
Futures contracts	43,844
Securities sold short	(12,289,037)
Foreign currency transactions	(502,227)
Net realized gain	2,449,163
Net change in unrealized appreciation/depreciation on:
Investments	(34,096,602)
Futures contracts	(16,227)
Securities sold short	20,420,768
Foreign currency translations	(268)
Net change in unrealized appreciation/depreciation	(13,692,329)
Net realized and unrealized loss on investments, futures contracts, securities sold short and foreign currency	(11,243,166)

Net Decrease in Net Assets from Operations	$(7,763,896)

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$3,479,270	$4,964,921
Net realized gain (loss) on investments, futures contracts, securities sold short and foreign currency	2,449,163	(463,677)
Net change in unrealized appreciation/depreciation on investments, futures contracts, securities sold short and foreign currency	(13,692,329)	1,722,260
Net increase (decrease) in net assets resulting from operations	(7,763,896)	6,223,504

Distributions to Shareholders:
From net investment income:
Class A	(172,282)	(230,499)
Class I	(3,019,353)	(3,050,687)
From net realized gain:
Class A	(397,994)	(309,011)
Class I	(8,075,228)	(3,669,223)
Total distributions to shareholders	(11,664,857)	(7,259,420)

Capital Transactions:
Net proceeds from shares sold:
Class A	14,682,351	28,957,480
Class I	217,810,145	263,403,527
Reinvestment of distributions:
Class A	486,031	432,995
Class I	8,653,443	5,956,110
Cost of shares redeemed:
Class A	(31,794,829)	(17,532,579)
Class I	(231,631,254)	(29,224,366)
Net increase (decrease) in net assets from capital transactions	(21,794,113)	251,993,167

Total increase (decrease) in net assets	(41,222,866)	250,957,251

Net Assets:
Beginning of period	495,281,299	244,324,048
End of period	$454,058,433	$495,281,299

Accumulated net investment income	$2,092,558	$1,297,191

Capital Share Transactions:
Shares sold:
Class A	1,434,990	2,809,040
Class I	21,463,550	25,651,454
Reinvestment of distributions:
Class A	47,995	42,286
Class I	859,233	581,677
Shares redeemed:
Class A	(3,137,517)	(1,705,206)
Class I	(23,073,168)	(2,849,367)
Net increase (decrease) in capital share transactions	(2,404,917)	24,529,884

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2015

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(7,763,896)
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(460,103,652)
Proceeds from sale of investment securities	446,919,752
Proceeds from short sale	280,043,533
Closed short transactions	(335,929,546)
Increase in foreign currency	(27,325)
Decrease in cash deposited with broker for securites sold short and futures contracts	70,365,595
Increase in dividends and interest receivables	(349,963)
Increase in receivables for investment securities sold	2,342,329
Increase in other assets	(47)
Increase in prepaid expenses	(5,644)
Increase in payables for investment securities purchased	(5,699,063)
Increase in payables for dividends on securities sold short	58,975
Decrease in Advisory and Subadvisory fees payable	(8,059)
Increase in accrued expenses	60,656
Net amortization on investments	(524,309)
Net realized gain	(2,907,546)
Net change in unrealized appreciation/depreciation	13,692,061
Net cash provided by operating activities	163,851

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	233,151,504
Redemption of shares	(263,475,534)
Dividends paid to shareholders, net of reinvestments	(2,525,383)
Net cash used for financing activities	(32,849,413)

Net Decrease in Cash	(32,685,562)

Cash:
Beginning balance	37,659,339
Ending balance	$4,973,777

Non cash financing activities not included herein consist of $9,139,474 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period May 25, 2012* through March 31, 2013
Net asset value, beginning of period	$10.29	$10.37	$10.00
Income from Investment Operations:
Net investment income[1]	0.04	0.12	- [2]
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)	0.01	0.42
Total from investment operations	(0.14)	0.13	0.42

Less Distributions:
From net investment income	(0.05)	(0.10)	(0.01)
From net realized gain	(0.17)	(0.11)	(0.04)
Total distributions	(0.22)	(0.21)	(0.05)

Net asset value, end of period	$9.93	$10.29	$10.37

Total return[3]	(1.40)%	1.31%	4.17%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,720	$32,298	$20,642

Ratio of expenses to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered	2.34%	2.33%	2.82%[5]
After fees waived/recovered	2.36%	2.35%	2.70%[5]
Ratio of expenses to average net assets (excluding interest expense, dividends on securities sold short and shareholder servicing fees):
After fees waived/recovered	1.74%	1.74%	1.74%[5]
Ratio of net investment income to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
After fees waived/recovered	0.43%	1.20%	0.04%[5]
Portfolio turnover rate	104%	60%	47%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period May 25, 2012* through March 31, 2013
Net asset value, beginning of period	$10.30	$10.37	$10.00
Income from Investment Operations:
Net investment income[1]	0.07	0.15	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.20)	0.02	0.39
Total from investment operations	(0.13)	0.17	0.42

Less Distributions:
From net investment income	(0.06)	(0.13)	(0.01)
From net realized gain	(0.17)	(0.11)	(0.04)
Total distributions	(0.23)	(0.24)	(0.05)

Net asset value, end of period	$9.94	$10.30	$10.37

Total return[2]	(1.25)%	1.65%	4.21%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$439,339	$462,983	$223,682

Ratio of expenses to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered	2.09%	2.08%	2.57%[4]
After fees waived/recovered	2.11%	2.10%	2.45%[4]
Ratio of expenses to average net assets (excluding interest expense, dividends on securities sold short and shareholder servicing fees):
After fees waived/recovered	1.49%	1.49%	1.49%[4]
Ratio of net investment income to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
After fees waived/recovered	0.68%	1.45%	0.29%[4]
Portfolio turnover rate	104%	60%	47%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2015

Note 1 – Organization
Palmer Square SSI Alternative Income Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek income and absolute return. The Fund commenced investment operations on May 25, 2012, with two classes of shares, Class A and Class I.

The Fund commenced operations on May 25, 2012, prior to which its only activity was the receipt of a $2,500 investment from principals of the Fund’s advisor and a $159,793,680 transfer of Class I shares of the Fund in exchange for the net assets of the SSI Hedged Convertible Income Fund, L.P., a California limited partnership (the “Partnership”). This exchange was nontaxable, whereby the Fund issued 15,979,368 shares for the net assets of the Partnership on May 29, 2012. Cash and the investment portfolio of the Partnership with a fair value of $130,118,269 on long securities and $69,056,585 on short sales (identified cost of investment transferred were $122,651,515 on long securities and $67,457,372 on short sales) were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2015

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

(d) Short Sales
Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrues during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale. The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss. The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2015

(e) Preferred Stocks
Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(f) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

(g) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales the Fund may be required to maintain collateral in various forms. At March 31, 2015, such collateral is denoted in the Fund’s Schedule of Investments.

(h) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2015

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i) Distributions to Shareholders
The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.35% of the Fund’s average daily net assets. The Trust, on behalf of the Fund, has also entered into a Sub-Advisory Agreement with SSI Investment Management, Inc. (the “Sub-Advisor”). Under the terms of the Sub-Advisory Agreement, the Fund pays a monthly investment advisory fee to the Sub-Advisor at the annual rate of 0.95% of the Fund’s average daily net assets.  The Fund’s Advisor and Sub-Advisor have contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any shareholder servicing plan fees, taxes, leverage interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N1-A, expenses incurred in connection with any merger or reorganization, and extraordinary expense such as litigation) do not exceed 1.74% and 1.49% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively. The expense limitation agreement has been structured so that the Advisor will first be required to waive an amount up to its entire management fee (0.35%) before the Sub-Advisor will be required to waive its fee or absorb Fund operating expenses that exceed the amount of the Advisor’s fee. This agreement is effective until July 31, 2015 and is subject thereafter to annual re-approval of the agreement by the Advisor, Sub-Advisor, and the Trust’s Board of Trustees. This agreement may be terminated with the consent of the Trust’s Board of Trustees.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2015

For the year ended March 31, 2015, the Advisor recovered all of the previously waived advisory fees in the amount of $137,872 and the Sub-Advisor waived none of its sub-advisory fees. The Advisor and Sub-Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor and Sub-Advisor are permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. JP Morgan Chase Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended March 31, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 1, 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At March 31, 2015, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$425,505,139

Gross unrealized appreciation	$28,629,577
Gross unrealized depreciation	(18,586,748)

Net appreciation on investments	$10,042,829

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 4,618	$ 507,732	$ (512,350)

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2015

As of March 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,092,558
Undistributed long-term capital gains	-
Tax accumulated earnings	2,092,558

Accumulated capital and other losses	(5,727,373)
Net unrealized depreciation on securities sold short	(14,548,311)
Net unrealized depreciation on open futures contracts	(16,227)
Net unrealized depreciation on foreign currency translations	(268)
Net unrealized appreciation on investments	10,042,829
Total accumulated deficit	$(8,156,792)

The tax character of distributions paid during the fiscal years ended March 31, 2015 and March 31, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary income	$3,191,635	$3,281,186
Net long-term capital gains	8,473,222	3,978,234
Total distributions paid	$11,664,857	$7,259,420

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of a Fund’s next taxable year. As of March 31, 2015, the Fund had $5,727,373 of post-October capital losses which are deferred until April 1, 2015 for tax purposes.

Note 5 – Investment Transactions
For the year ended March 31, 2015, purchases and sales of investments, excluding short-term investments, were $460,103,652 and $446,919,752, respectively.  Securities sold short and short securities covered were $280,043,533 and $335,929,546, respectively, for the same period.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended March 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2015

For the year ended March 31, 2015, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3***	Total
Assets
Investments
Corporate Bonds*	$-	$302,444,435	$-	$302,444,435
Preferred Stocks*	-	133,103,533	-	133,103,533
Total Assets	$-	$435,547,968	$-	$435,547,968

Liabilities
Securities Sold Short
Common Stocks*	$193,001,725	$-	$-	$193,001,725
Other Financial Instruments**
Futures Contracts	$16,227	$-	$-	$16,227
Total Liabilities	$193,017,952	$-	$-	$193,017,952

*	All corporate bonds and preferred stocks held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
**	Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.
***	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts during the year ended March 31, 2015.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2015 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Unrealized appreciation on open futures contracts	$-	Unrealized depreciation on open futures contracts	$16,227
Total		$-		$16,227

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Total
Equity contracts	$43,844	$43,844
Total	$43,844	$43,844

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Total
Equity contracts	$(16,227)	$(16,227)
Total	$(16,227)	$(16,227)

Note 11 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Palmer Square SSI Alternative Income Fund and
the Board of Trustees of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Palmer Square SSI Alternative Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2015, and the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 25, 2012 (commencement of operations) to March 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square SSI Alternative Income Fund as of March 31, 2015, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period May 25, 2012 to March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 1, 2015

Palmer Square SSI Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended March 31, 2015, 100% of dividends to be paid from net investment income from the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended March 31, 2015, 100% of the dividends to be paid from net investment income from the Fund, is designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gains Designation
Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the Fund hereby designates $8,473,222 as long term capital gains distributed during the year ended March 31, 2015.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	72	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	72	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	72	None.

Palmer Square SSI Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	72	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	72	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.

Palmer Square SSI Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Palmer Square SSI Alternative Income Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 to March 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		10/1/14	3/31/15	10/1/14 – 3/31/15
Class A	Actual Performance*	$1,000.00	$987.30	$11.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.10	11.91
Class I	Actual Performance*	1,000.00	987.30	10.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.64

*	Expenses are equal to the Fund’s annualized expense ratio of 2.37% and 2.12% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

Palmer Square SSI Alternative Income Fund
a series of Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
JP Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, Texas 75254

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square SSI Alternative Income Fund – Class I	PSCIX	461418 246
Palmer Square SSI Alternative Income Fund – Class A	PSCAX	461418 253

Privacy Principles of the Palmer Square SSI Alternative Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square SSI Alternative Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square SSI Alternative Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$15,000	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2015	FYE 3/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)    Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/8/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/8/2015